UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

MainStreet Bancshares, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-38817	81-2871064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10089 Fairfax Boulevard, Fairfax, VA		22030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 481-4567

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNSB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

On September 10, 2020, MainStreet Bancshares, Inc. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Boenning & Scattergood, Inc. and B. Riley Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment underwritten public offering (the “Offering”) of 1,000,000 of the Company’s depositary shares (the “Depositary Shares”), each representing a 1/40th ownership interest in a share of the Company’s 7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), with a liquidation preference of $1,000 per share (equivalent to $25 per Depositary Share). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to an additional 150,000 Depositary Shares to cover over-allotments.

The Underwriting Agreement includes customary representations, warranties and covenants by each of the Company and the Underwriters related to the Offering. The Company also agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Offering is being conducted pursuant to the Prospectus Supplement, dated September 10, 2020 (the “Prospectus Supplement”), to the Prospectus dated August 24, 2020, forming a part of the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-241000). The Offering closed on September 15, 2020.

The estimated net proceeds from the Offering, after deducting the underwriting discounts and estimated offering expenses payable by the Company, will be approximately $23.7 million (or approximately $27.4 million if the Underwriters exercise their over-allotment option in full). The Company intends to use the net proceeds from the Offering for general corporate purposes, as described further in the Prospectus Supplement.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Offering, on September 11, 2020, the Company established a new series of preferred stock, designated as the “7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock” of the Company. The Series A Preferred Stock will rank senior to the Company’s common stock and each other class or series of capital stock it may issue in the future the terms of which do not expressly provide that it ranks on a parity with or senior to the Series A Preferred Stock as to dividend and distribution rights and rights on liquidation, dissolution or winding-up of the Company. The Series A Preferred Stock will rank on a parity with each class or series of capital stock the Company may issue in the future, the terms of which expressly provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend and distribution rights and rights on liquidation, dissolution or winding-up of the Company.

The terms of the Series A Preferred Stock are more fully described in the Articles of Amendment relating thereto (the “Articles of Amendment”), which were filed with the Virginia State Corporation Commission on September 11, 2020 and became effective upon filing. The Articles of Amendment establish the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions relating to the Series A Preferred Stock. A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The terms of the Depositary Shares are set forth in the Deposit Agreement, dated September 15, 2020, among the Company, American Stock Transfer & Trust Company, LLC, and the holders from time to time of the Depositary Receipts issued thereunder (the “Deposit Agreement”) and the form of Depositary Receipts. Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2020, the Company filed the Articles of Amendment with the Virginia State Corporation Commission, establishing the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock. The Articles of Amendment became effective with the Virginia State Corporation Commission upon filing. A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events.

On September 15, 2020, the Company completed the Offering of 1,000,000 Depositary Shares, issued pursuant to the Underwriting Agreement. The sale of the Depositary Shares was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-24100).

In connection with the Offering, the legal opinion as to the legality of the Depositary Shares and the Series A Preferred Stock is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 10, 2020 by and among MainStreet Bancshares, Inc. and Boenning & Scattergood, Inc. and B. Riley Securities, Inc., as representatives of the several underwriters named therein.

3.1	Articles of Amendment designating the 7.50% Series A Fixed-Rate Non-Cumulative Perpetual Preferred Stock, effective September 11, 2020.

4.1	Deposit Agreement, dated as of September 15, 2020, by and among the Company, American Stock Transfer & Trust Company, LLC, and the holders from time to time of the Depositary Receipts described therein.

4.2	Form of Depositary Receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.1 hereto).

5.1	Opinion of Jones Walker LLP regarding legality of the Depositary Shares and Series A Preferred Stock.

23.1	Consent of Jones Walker LLP (included as part of Exhibit 5.1).

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAINSTREET BANCSHARES, INC.

Date: September 15, 2020	By:	/s/ Jeff W. Dick
Jeff W. Dick
Chairman and Chief Executive Officer